CONSENT OF INDEPENDENT VALUATION EXPERT

We hereby consent to the reference to our name and description of our role in the valuation process of the commercial real estate assets of Sentio Healthcare Properties, Inc. (the "Company") being included or incorporated by reference into the Company's registration of FormS-3 (File No 333-168013) by being filed on a Current Report on Form 8-K, to be filed on the date hereof.

March 4, 2014	/s/ HealthTrust, LLC
HealthTrust, LLC